AMENDMENT NO. 3 TO CREDIT AGREEMENT



	  	This Amendment No. 3 to Credit Agreement dated as of December 23, 1993 (this "Amendment") is entered into among ANNTAYLOR, INC., a Delaware corporation (the "Borrower"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION and BANK OF MONTREAL, as Co-Agents (the "Co-Agents"), the financial institu tions party hereto (the "Lenders") and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION as agent for the Lenders (the "Agent").

	  	WHEREAS, the parties hereto are party to that certain Credit Agreement dated as of June 28, 1993 (as heretofore amended, the "Credit Agreement"); and

	  	WHEREAS, the Borrower has requested the Lenders to amend certain provisions of the Credit Agreement and the Lenders are willing to agree to such amendments;

	  	NOW, THEREFORE, on the terms and subject to the conditions set forth herein, the parties hereto hereby agree as follows:


	                             ARTICLE I
	                           DEFINED TERMS
                                   -------------

	  	Unless otherwise defined herein, defined terms used herein shall have the meanings assigned to such terms in the Credit Agreement.


	                            ARTICLE II
                         AMENDMENTS TO CREDIT AGREEMENT
                         ------------------------------

	  	(1)	Amendment of Minimum Amount of Swing Loans.
                        ------------------------------------------

	  		The second sentence of clause (i) of Section 2.03(a) of
                                               ----------    ---------------
		    the Credit Agreement is hereby amended to read as follows:

	  			"Swing Loans shall be in a minimum amount of
			 $100,000."

	  	(2)	Amendment of Minimum Amounts of Voluntary Prepayments.
                        -----------------------------------------------------

	  		Paragraph (a) of Section 2.06 of the Credit Agreement
                        -------------    ------------
		    is hereby amended by deleting the words ", in the case of a prepayment of Base Rate Loans, and $10,000,000, in



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      		    the case of a prepayment of Eurodollar Loans,"
		    appearing on lines 14, 15 and 16 thereof.

	  	(3)	Amendment to Use of Proceeds Restrictions.
                        -----------------------------------------

	  		Section 2.12 of the Credit Agreement is hereby amended
                        ------------
		    to read as follows:

	  			"2.12  Use of Proceeds of the Loans.  The
                                       ----------------------------
                    proceeds of the Term Loans may be used only (a) to repay Indebtedness owed by the Borrower under the Existing Credit Agreement; (b) to redeem, repurchase and pay interest and premiums on the Bonds; and (c) to pay fees and expenses associated with the redemption or repurchase of the Bonds and the refinancing of the Existing Credit Agreement. The proceeds of the Revolving Loans may be used for general corporate purposes, to repay Indebtedness owed by the Borrower under the Existing Credit Agreement, to purchase or
		    make Restricted Payments to ATSC to repay or redeem outstanding Exchange Notes and to prepay, redeem or purchase outstanding New Subordinated Notes (and interest, premiums, fees and expenses in connection therewith) in a maximum aggregate principal amount of $15,000,000; provided, however, that only up to a
                                 -----------------
		    maximum aggregate principal amount of $10,000,000 may
		    be prepaid, redeemed or purchased prior to the consum mation of the first sale of Receivables permitted
		    under clause (iii) of Section 8.02(a) to occur after
                    ------------------    ---------------
		    the Effective Date."

	  	(4)	Amendment of Restricted Payment Provisions.
                        ------------------------------------------

	  		Section 8.05 of the Credit Agreement is hereby amended
                        ------------
		    as follows:

	  		(a)	The words ", except as provided in paragraph (c)
                                                                   -------------
			 below," are hereby added after the word "but"
			 appearing on line one of paragraph (b) thereof.
                                                  -------------

	  		(b)	The words "and to prepay, redeem or purchase New
			 Subordinated Notes in a maximum principal amount
			 of $15,000,000" are hereby added after the word
			 "Bonds" appearing on line three of paragraph (c)
                                                            -------------
			 thereof.

	  	(5)	Paragraph (a) of Section 9.05 of the Credit Agreement
                        -------------    ------------
		    is hereby amended by increasing the amount of Capital Expenditures permitted to be made or incurred in the


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


		    Fiscal Year ending in January 1995 from $21,000,000 to
		    $28,000,000.


	                            ARTICLE III
	                   REPRESENTATIONS AND WARRANTIES
                           ------------------------------

	  	The Company hereby represents and warrants that after giving effect to this Amendment, the representations and warranties contained in Section 5.02 of the Credit Agreement (except for
                       ------------
	  representations and warranties relating to a particular point in
	  time) are true and complete in all material respects as if made on and as of such date and no Potential Event of Default or Event of Default has occurred and is continuing.


	                            ARTICLE IV
	                           MISCELLANEOUS
                                   -------------

	  	(1)	Effectiveness.
                        -------------

	  		This Amendment will become effective when the Agent has
		    received (a) counterparts hereof signed by the Borrower and the Requisite Lenders and (b) an amendment fee for the account of the Lenders having responded to the request of the Borrower to execute this Amendment on or prior to December 23, 1993 equal to 1/16% of the aggre gate Facility Commitments of such Lenders.

	  	(2)	Reference and Effect on the Loan Documents.
                        ------------------------------------------

	  		(a)	Upon the effectiveness of this Amendment as
			 provided in paragraph (b) of Section (1) of this
                                     -------------    -----------
			 Article VI, each reference in the Credit Agreement
                         ----------
			 to "this Agreement", "hereunder", "hereof",
			 "herein", or words of like import shall mean and be a reference to the Credit Agreement as amended hereby.

	  		(b)	Except as specifically amended or waived above,
			 the Credit Agreement and each other Loan Document shall remain in full force and effect and are hereby ratified and confirmed in all respects.

	  		(c)	The execution, delivery, and effectiveness of
                         this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of any Lender or the Agent under the Credit Agreement or any of the other Loan


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


			 Documents, nor constitute a waiver of any provision of any of the Loan Documents.

	  	(3)	Execution in Counterparts.
                        -------------------------

	  		This Amendment may be executed in any number of
		    counterparts and by different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

	  	(4)	Governing Law.
                        -------------

	  		THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN
		    ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

	  	IN WITNESS WHEREOF, this Amendment has been duly executed as of the date set forth above.


                                 	ANNTAYLOR INC.,
                              	  	as Borrower


                              	  	By: _______________________
                              	  	Title: ____________________


                              	  	BANK OF AMERICA NATIONAL TRUST
                              	  	  AND SAVINGS ASSOCIATION,
                              	  	as Agent


                              	  	By: _______________________
                              	  	Title: ____________________


                              	  	BANK OF AMERICA NATIONAL TRUST
                              	  	  AND SAVINGS ASSOCIATION,
                              	  	as Co-Agent


                              	  	By: _______________________
                              	  	Title: ____________________




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



                              	  	BANK OF MONTREAL,
                              	  	as Co-Agent


                              	  	By: _______________________
                              	  	Title: ____________________


                              	  	ARAB BANKING CORPORATION


                              	  	By: _______________________
                              	  	Title: ____________________


                              	  	BANK OF AMERICA NATIONAL TRUST
                              	  	  AND SAVINGS ASSOCIATION


                              	  	By: _______________________
                              	  	Title: ____________________


                              	  	BANK OF MONTREAL


                              	  	By: _______________________
                              	  	Title: ____________________


                              	  	THE FIRST NATIONAL BANK
                              	  	  OF BOSTON


                              	  	By: _______________________
                              	  	Title: ____________________


                              	  	FLEET BANK, N.A.


                              	  	By: _______________________
                              	  	Title: ____________________


                              	  	THE FUJI BANK, LIMITED


                              	  	By: _______________________
                              	  	Title: ____________________




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



                              	  	GIROCREDIT BANK, NEW YORK
                                 	BRANCH


                              	  	By: _______________________
                              	  	Title: ____________________


                              	  	THE INDUSTRIAL BANK OF
                              	  	  JAPAN, LIMITED,
                              	  	  New York Branch


                              	  	By: _______________________
                              	  	Title: ____________________


                              	  	THE LONG-TERM CREDIT BANK
                              	  	  OF JAPAN, LIMITED


                              	  	By: _______________________
                              	  	Title: ____________________


                              	  	MIDLANTIC NATIONAL BANK


                              	  	By: _______________________
                              	  	Title: ____________________


                              	  	NATWEST USA CREDIT CORP.


                              	  	By: _______________________
                              	  	Title: ____________________


                              	  	PNC BANK, NA


                              	  	By: _______________________
                              	  	Title: ____________________


                              	  	SHAWMUT BANK, N.A.


                              	  	By: _______________________
                              	  	Title: ____________________

                                        UNITED STATES NATIONAL
                              	  	  BANK OF OREGON


                              	  	By: _______________________
                              	  	Title: ____________________





















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